The Advisors’ Inner Circle Fund III

KNIGHTS OF COLUMBUS INTERNATIONAL EQUITY FUND

(Formerly, Catholic Investor International Equity Fund)

Class S Shares: KCISX ● Investor Shares: KCIVX ● I Shares: KCIIX

Summary Prospectus | March 1, 2020

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-844-KC-FUNDS (1-844-523-8637). Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Knights of Columbus Funds if you invest directly with the Fund.

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.kofcassetadvisors.org/kadv/en/solutions/funds.html. You can also get this information at no cost by calling 1-844-KC-Funds (1-844-523-8637), by sending an e-mail request to KofCFunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated March 1, 2020, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Knights of Columbus International Equity Fund (the “International Equity Fund” or the “Fund”) seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in I Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	I Shares		Class S Shares		Investor Shares
Management Fees		0.90%		0.90%		0.90%
Distribution and/or Service (12b-1) Fees		None		None		0.25%
Other Expenses		0.46%		0.56%		0.46%
Shareholder Servicing Fees	None		0.10%		—[1]
Other Operating Expenses	0.46%		0.46%		0.46%
Total Annual Fund Operating Expenses		1.36%		1.46%		1.61%
Less Fee Reductions and/or Expense Reimbursements[2]		(0.26)%		(0.26)%		(0.26)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements		1.10%		1.20%		1.35%

[1]	Amounts designated as “—” are zero or have been rounded to zero.
[2]

Knights of Columbus Asset Advisors LLC (“Knights of Columbus Asset Advisors” or the “Adviser”) has contractually agreed to waive fees and/or to reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, non-routine expenses and any class-specific expenses (including Distribution and/or Service (12b-1) Fees and Shareholder Servicing Fees) (collectively, “excluded expenses”)) from exceeding 1.10% of the average daily net assets of each of the Fund’s share classes until February 28, 2021 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2021.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
I Shares	$112	$405	$720	$1,612
Class S Shares	$122	$436	$773	$1,724
Investor Shares	$137	$483	$852	$1,889

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. This investment policy can be changed by the Fund upon 60 days’ prior written notice to shareholders. The equity securities in which the Fund invests are primarily common stocks, but may also include American Depositary Receipts (“ADRs”), which are traded on U.S. exchanges and represent an ownership in a foreign security. The Fund may invest in securities of companies with any market capitalization.

Under normal market conditions, the Fund will invest in at least three countries, including the United States, and at least 40% of its assets will be invested in non-U.S. companies, in both developed and emerging market countries. For purposes of this policy, a company is considered to be a non-U.S. company if: (i) 50% of the company’s assets are located outside of the United States; (ii) 50% of the company’s revenues are generated outside of the United States; or (iii) the company maintains its principal place of business outside of the United States.

The Fund makes investment decisions consistent with the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines (the “USCCB Guidelines”), and therefore, the Fund is designed to avoid investments in companies that are believed to be involved with abortion, contraception, pornography, stem cell research/human cloning, weapons of mass destruction, or other enterprises that conflict with the USCCB Guidelines. The policies and practices of the companies selected for the Fund are monitored for various issues contemplated by the USCCB Guidelines. If the Adviser becomes aware that the Fund is invested in a company whose policies and practices are inconsistent with the USCCB Guidelines, the Adviser may sell the company’s securities or otherwise exclude future investments in such company.

In selecting investments for the Fund, the Adviser combines quantitative and qualitative analyses that together seek to identify companies that have above-average investment potential. The Adviser first ranks the individual stocks in which the Fund may invest through the use of models that incorporate multiple fundamental factors, with the weightings of the factors in the models varying in relation to the stock’s sector and region and the current market environment. The Adviser then evaluates highly-ranked securities for purchase based on fundamental data and macroeconomic considerations, while managing the Fund’s exposures to sectors and regions to ensure broad diversification. The Adviser will generally sell a stock on behalf of the Fund if the stock experiences a rankings decline or extreme price movements, or for risk management purposes.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Company Risk – Investing in foreign companies, including direct investments and investments through ADRs, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk – The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Foreign Currency Risk – As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Catholic Values Investing Risk – The Fund considers the USCCB Guidelines in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with the USCCB Guidelines. This means that the Fund may underperform other similar mutual funds that do not consider the USCCB Guidelines when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the USCCB Guidelines.

Quantitative Investing Risk – There is no guarantee that a quantitative model or algorithm used by the Adviser, and the investments selected based on the model or algorithm, will perform as expected or produce the desired results. The Fund may be adversely affected by imperfections, errors or limitations in the construction and implementation of the model or algorithm and the Adviser’s ability to properly analyze or timely adjust the metrics or update the data underlying the model or features of the algorithm.

Large Purchase and Redemption Risk – Large purchases or redemptions of the Fund’s shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s I Shares’ performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at

www.kofcassetadvisors.org or by calling toll-free to 1-844-KC-FUNDS (1-844-523-8637).

BEST QUARTER	WORST QUARTER
11.55%	(11.56)%
(03/31/2019)	(12/31/2018)

Average Annual Total Returns for Periods Ended December 31, 2019

This table compares the Fund’s average annual total returns for the periods ended December 31, 2019 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for I Shares only. After-tax returns for Class S Shares and Investor Shares will vary.

Knights of Columbus International Equity Fund	1 Year	Since Inception
Fund Returns Before Taxes
I Shares	18.02%	5.80%[1]
Class S Shares	17.82%	6.38%[2]
Investor Shares	17.75%	11.35%[3]
Fund Returns After Taxes on Distributions
I Shares	17.51%	5.12%[1]
Fund Returns After Taxes on Distributions and Sale of Fund Shares
I Shares	11.08%	4.36%[1]
FTSE All-World ex-US Index (reflects no deduction for fees, expenses or taxes)	22.20%	5.21%[4]

[1]	I Shares of the Fund were offered beginning February 27, 2015.
[2]	Class S Shares of the Fund were offered beginning July 14, 2015.
[3]	Investor Shares of the Fund were offered beginning June 30, 2016.
[4]	Index comparison begins February 27, 2015.

Investment Adviser

Knights of Columbus Asset Advisors LLC

Portfolio Managers

Mr. David Hanna, Vice President and Portfolio Manager, has managed the Fund since its inception in 2015.

Mr. Douglas A. Riley, CFA, Vice President and Portfolio Manager, has managed the Fund since 2019.

Mr. James W. Gaul, CFA, Vice President and Portfolio Manager, has managed the Fund since 2019.

Mr. Eric Eaton, CFA, Portfolio Manager and Equity Analyst, has managed the Fund since 2019.

Purchase and Sale of Fund Shares

You may generally purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business.

To purchase I Shares of the Fund for the first time, you must invest, in the aggregate, at least $25,000 in one or more Knights of Columbus Funds. If you hold I Shares of a Knights of Columbus Fund, you may purchase I Shares of the same Fund, or purchase I Shares of any other Knights of Columbus Fund, in amounts of at least $250.

To purchase Investor Shares of the Fund for the first time, you must invest, in the aggregate, at least $1,000 in one or more Knights of Columbus Funds. If you hold Investor Shares of a Knights of Columbus Fund, there is no minimum for purchases of Investor Shares of the same Fund, or purchases of Investor Shares of any other Knights of Columbus Fund.

There is no minimum initial or subsequent investment amount for Class S Shares of the Fund.

The Fund may accept investments of smaller amounts in its sole discretion.

If you own your shares directly, you may redeem your shares by contacting the Fund directly by mail at Knights of Columbus Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Knights of Columbus Funds, c/o DST Systems, Inc. 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-844-KC-FUNDS (1-844-523-8637).

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), in which case your distributions will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

KOC-SM-002-0600